                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 2000, in the Registration Statement (Form SB-2) dated July 21, 2000 and related Prospectus of Aquasearch, Inc. for the registration of 21,354,650 shares of its common stock.


                                                   /s/ Ernst & Young LLP



Honolulu, Hawaii
July 21, 2000